Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b)/15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Daniel Grueter, hereby certify that, to the best of my knowledge, Figure Certificate Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the Report), as filed with the Securities and Exchange Commission on August 13, 2025, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Figure Certificate Company.

Date: August 13, 2025

/s/ Daniel Grueter
Daniel Grueter
Chief Financial Officer